Fees Summary	Jan. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,249,983.00
Previously Paid Amount	0.00
Total Fee Amount	172.62
Total Offset Amount	0.00
Net Fee	$ 172.62